Exhibit 99.1

FOR IMMEDIATE RELEASE

October 28, 2024

Scilex Holding Company sets November 7, 2024 as the Record Date for a Dividend of Preferred Stock Exchangeable for up to 10% of Scilex’s Ownership Interest in Semnur Pharmaceuticals, Inc., its Wholly Owned Subsidiary

•
Scilex notified NASDAQ on October 28, 2024 that it has set a record date of November 7, 2024 (the “Record Date”) for the dividend of Scilex preferred stock to Scilex’s stockholders and certain other securityholders of Scilex.
•
Based on independent market research conducted by Syneos Health Consulting (“Syneos”), with the substantial intent in utilization for SP-102 (SEMDEXA™), the product candidate held by Semnur Pharmaceuticals, Inc. (“Semnur”) is estimated to have peak sales potential projected to be $3.6 billion annually in the 5th year post launch of SP-102.
•
Scilex previously announced that it anticipates the filing of a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) by the end of October 2024 for the previously announced proposed business combination (the “Business Combination”) between Semnur and Denali Capital Acquisition Corp. (Nasdaq: DECA, the “SPAC”), which provides for a pre-transaction equity value of Semnur of $2.5 billion.
•
The closing of the Business Combination is expected to occur by the first quarter of 2025.
•
The Board of Directors of Scilex (the “Board”) declared a stock dividend consisting of an aggregate of 5,000,000 shares of Series 1 Mandatory Exchangeable Preferred Stock to its stockholders and certain other securityholders of Scilex as of the Record Date. Such preferred stock will be exchangeable for up to 10% of Scilex’s ownership interest in Semnur following the closing of the Business Combination. The Semnur common stock to be so exchanged is expected to be freely tradable upon such exchange.

PALO ALTO, CALIFORNIA – October 28, 2024 (GLOBE NEWSWIRE) - Scilex Holding Company (Nasdaq: SCLX, “Scilex” or “Company”), an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain, today announced that it has set a record date of November 7, 2024 (the “Record Date”) for the dividend of Scilex preferred stock (the “Dividend”) to its stockholders and certain other securityholders of Scilex. Subject to the Board’s right to change the Record Date and conditioned upon the effectiveness of the filing of the Certificate of Designation with the Secretary of State of the State of

Page | 1

Delaware, the payment date (the “Payment Date”) will be determined by subsequent resolutions of the Board, which will be within 60 days following the Record Date.

The Dividend consists of an aggregate of 5,000,000 shares (the “Dividend Stock”) of Series 1 Mandatory Exchangeable Preferred Stock, par value $0.0001 per share, of Scilex (the “Series 1 Preferred Stock”), which will be automatically exchanged for a pro-rata portion of the lesser of (i) 10% of Scilex’s ownership in Semnur immediately prior to the effective time of the Business Combination and (ii) $200,000,000 divided by the closing price of Semnur common stock on any national securities exchange on which such stock is listed on the date that is 10 trading days prior to the determination date (i.e., the earlier of (a) the effective time of the Business Combination and (b) the time at which the applicable registration statement is declared effective by the SEC), in each case as set forth in the Certificate of Designation governing the Series 1 Preferred Stock.

The Dividend Stock will be subject to certain transfer restrictions set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series 1 Mandatory Exchangeable Preferred Stock. The Record Date may be changed by the Board for any reason at any time prior to the actual payment of the Dividend, and payment of the Dividend is conditioned upon the Board not having revoked the dividend prior to the Payment Date, including for a material change to the solvency or surplus analysis presented to the Board. Scilex expects that the Dividend Stock will be freely tradable upon exchange for shares of post-closing public company Semnur common stock following the closing of the Business Combination.

For more information on Scilex Holding Company, refer to www.scilexholding.com

For more information on Semnur Pharmaceuticals, Inc., refer to www.semnurpharma.com

For more information on Scilex Holding Company Sustainability Report, refer to www.scilexholding.com/investors/sustainability

For more information on ZTlido® including Full Prescribing Information, refer to www.ztlido.com.

For more information on ELYXYB®, including Full Prescribing Information, refer to www.elyxyb.com.

For more information on Gloperba®, including Full Prescribing Information, refer to www.gloperba.com.

About Scilex Holding Company

Scilex Holding Company is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and are dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the

Page | 2

“FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXATM” or “SP-102”), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia, for which Phase 1 trials were completed in the second quarter of 2022.

Scilex Holding Company is headquartered in Palo Alto, California.

About Semnur Pharmaceuticals, Inc.

Semnur Pharmaceuticals, Inc. (“Semnur”) is a clinical-late stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies. Semnur’s product candidate, SP-102 (SEMDEXA™), is the first non-opioid novel gel formulation administered epidurally in development for patients with moderate to severe chronic radicular pain/sciatica.

Semnur Pharmaceuticals, Inc. is headquartered in Palo Alto, California.

About Denali Capital Acquisition Corp.

Denali Capital Acquisition Corp. (Nasdaq: DECA, the “SPAC”) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information and Where to Find It

This press release relates to a proposed Business Combination between Semnur and the SPAC and does not contain all the information that should be considered concerning the potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the potential Business Combination. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions described herein, the SPAC will file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus. Investors and security holders of the

Page | 3

SPAC are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Business Combination that the SPAC files with the SEC when, and if, they become available because they will contain important information about the SPAC, Semnur and the proposed Business Combination. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination (when and if they become available), and any other documents filed by the SPAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by the SPAC with the SEC also may be obtained free of charge upon written request to:

Denali Capital Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, NY 10022

Participants in the Solicitation

The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC’s shareholders with respect to the proposed Business Combination. Information about the SPAC’s directors and executive officers and a description of their interests in the SPAC and the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination and will be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Semnur and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the SPAC in connection with the proposed Business Combination. Information about Semnur’s directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the SPAC, the combined company or Semnur, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting concerning the matters discussed in this press release contain forward-looking statements related to Scilex and its subsidiaries and the SPAC and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward‑looking statements include statements relating to

Page | 4

Scilex’s declaration and payment of the Dividend and timing thereof (including that the Board may change the Record Date and, as a result, the Payment Date), the expectation that the Semnur common stock to be exchanged will be freely tradable upon such exchange, statements regarding the SPAC, Scilex and its subsidiaries, including but not limited to Semnur, statements regarding the proposed Business Combination between Semnur and the SPAC, including the timing to file the Registration Statement and the expectation that the SPAC will file subsequent amendments to the Registration Statement on Form S-4 with the SEC, the estimated pre-transaction equity valuation of Semnur, the estimated sales for SP-102, the Company’s outlook, goals and expectations for 2024 and 2025, and the Company’s development and commercialization plans. Although each of the SPAC and Scilex and its subsidiaries believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of the SPAC and Scilex and its subsidiaries caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain, in addition to other risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the proposed Business Combination, and described in other documents filed by the SPAC or Scilex from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither the SPAC nor Scilex and its subsidiaries can assure you that the forward-looking statements in this communication will prove to be accurate.

Risks and uncertainties that could cause actual results of Scilex and the SPAC to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: the inability of the parties to consummate any proposed Business Combination transaction for any reason or the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination, including any failure to satisfy or waive any closing conditions; changes in the structure, timing and completion of the proposed Business Combination between the SPAC and Semnur; the SPAC’s ability to continue its listing on the Nasdaq Capital Market until closing of the proposed Business Combination; the combined company’s ability to gain approval to list its securities on Nasdaq upon closing of the proposed Business Combination; the ability of the parties to achieve the benefits of the proposed Business Combination, including future financial and operating results of the combined company; the ability of the parties to realize the expected synergies from the proposed Business Combination; risks related to the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination; risks associated with the Board’s right to change the Record Date and/or revoke the Dividend; risks associated with the unpredictability of trading markets; general economic, political and business conditions; the risk that the potential product candidates that Scilex develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Scilex’s product candidates; the risk that Scilex will be unable to successfully market or gain market acceptance of its product candidates; the risk that Scilex’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Scilex has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the outcome of the trials and studies for

Page | 5

SP-102, SP-103 or SP-104 may not be successful or reflect positive outcomes; risks that the prior results of the clinical and investigator-initiated trials of SP-102 (SEMDEXA™), SP-103 or SP-104 may not be replicated; regulatory and intellectual property risks; and other risks and uncertainties indicated from time to time and other risks described in Scilex’s and the SPAC’s most recent periodic reports filed with the SEC, including the Registration Statement and their Annual Reports on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q that the Company and the SPAC have respectively filed or may file, including the risk factors set forth in those filings. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and Scilex and the SPAC undertake no obligation to update any forward-looking statement in this press release except as may be required by law.

Contacts:

Investors and Media
Scilex Holding Company
960 San Antonio Road
Palo Alto, CA 94303
Office: (650) 516-4310

Email: investorrelations@scilexholding.com

Website: www.scilexholding.com

Investors and Media

Denali Capital Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, NY 10022

# # #

SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a wholly-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly-owned subsidiary of Scilex Holding Company.

Gloperba® is the subject of an exclusive, transferable license to Scilex Holding Company to use the registered trademark.

ELYXYB® is a registered trademark owned by Scilex Holding Company.

All other trademarks are the property of their respective owners.

© 2024 Scilex Holding Company All Rights Reserved.

Page | 6